UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 6, 2007

NETOPIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32981	94-3033136
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6001 Shellmound Street, 4th Floor, Emeryville, California	94608
(Address of principal executive offices)	(Zip Code)

(510) 420-7400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On February 6, 2007, stockholders of Netopia, Inc. (“Netopia”) approved and adopted the Agreement and Plan of Merger (the “Merger Agreement”), dated as of November 13, 2006, by and among Motorola, Inc. (“Motorola”), Motorola GTG Subsidiary IV Corp. (“Merger Sub”), a wholly-owned subsidiary of Motorola, and Netopia, pursuant to which Merger Sub merged with and into Netopia (the “Merger”), with Netopia surviving the Merger as a wholly-owned subsidiary of Motorola. On February 6, 2007, the Merger was consummated. Pursuant to the terms of the Merger Agreement, former Netopia common stockholders are entitled to receive $7.00 in cash, without interest, in exchange for each share of Netopia common stock, par value $0.01 per share (the “Common Stock”), outstanding immediately prior to the effective time of the Merger. A copy of the press release dated February 7, 2007, announcing the Merger, is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in Item 2.01 of this Current Report is incorporated by reference herein. As a result of the closing of the Merger, on February 6, 2007, Netopia notified the Nasdaq Stock Market LLC (“Nasdaq”) that shares of Netopia Common Stock, par value $0.01, had been converted into the right to receive $7.00 in cash, without interest, and requested that Nasdaq cease listing Netopia’s Common Stock.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in Item 2.01 of this Current Report is incorporated by reference herein. In accordance with the terms of the Merger Agreement, on February 6, 2007, at the effective time of the Merger, (i) each share of Netopia’s Common Stock outstanding immediately prior to the effective time of the Merger was converted into the right to receive $7.00 in cash without interest and (ii) each stock option granted by Netopia outstanding immediately prior to the effective time of the Merger was cancelled in exchange for a cash payment equal to the excess, if any, of $7.00 over the per share exercise price of the option, multiplied by the total number of shares of stock subject to the option, less applicable withholding taxes.

Item 5.01	Changes in Control of Registrant.

The information set forth in Item 2.01 of this Current Report is incorporated by reference herein. At the effective time of the Merger, Merger Sub was merged with and into Netopia, and as a result of the Merger, Netopia became a wholly-owned subsidiary of Motorola.

Item 9.01	Financial Statements and Exhibits.

Number	Exhibit
99.1	Press Release dated February 7, 2007.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 7, 2007

NETOPIA, INC.

	By:	/s/ CAROL FORSYTE
Carol Forsyte, Assistant Secretary

EXHIBIT INDEX

Number	Exhibit
99.1	Press Release dated February 7, 2007.